UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 11, 2009
Date of Report (Date of earliest event reported)
Adventure Energy, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-154799	26-2317506

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

33 6th Street S., Suite 600, St.Petersburg, FL	33701

(Address of principal executive offices)	(Zip Code)
(727) 482-1505
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01 Regulation FD Disclosure
9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-99.1 Additional exhibits

Item 7.01.   Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued by Adventure Energy, Inc. (the “Company”) on April 29, 2009.

This press release announces that the Company has reached total depth (“TD”) of 404 feet on its Larry Hardin #1 well located on its leasehold in the Sulphur Lick field in central Kentucky.

In addition, the press release discloses that the Company’s drilling contractor has mobilized its rig to the next drilling location, the JL Blaydes leasehold.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and are not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated April 29, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adventure Energy, Inc.
Date: May 12, 2009	By:	/s/ Wayne Anderson
Wayne Anderson
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-99.1	Additional exhibits